UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2002

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 99.1

Item 5. Other Events.

Item 5. Other Events and Regulation FD Disclosure.

On November 15, 2002, the Company announced that it has signed a letter of intent to acquire Group Practice Services Incorporated ("GPSI"), a privately-owned U.S. provider of physician office laboratory management services. GPSI, which is headquartered in Greensboro, North Carolina, designs, implements and manages laboratories to improve quality of care, increase operating efficiencies and generate additional revenue opportunities for physician practices.

GPSI currently serves over 150 laboratories, including 30 that utilize its management and consultancy services. GPSI also owns one community-based reference lab. On a pro-forma basis, GPSI’s revenue and operating profit for the nine months ended September 30, 2002 were approximately $6.0 million and $760,000, respectively.

Randal J. Kirk, who owns approximately 37% of the common shares of Novitron, is also a principal shareholder of GPSI. Mr. Kirk was recently elected to the Board of Directors of Novitron at its Annual Meeting held on September 27, 2002. The parties expect to execute a definitive merger agreement before the end of the year, and the merger is expected to close in the first quarter of calendar year 2003. The merger is subject to approval by the stockholders of both companies, including the approval of holders of a majority of Novitron’s outstanding common stock, not owned by Randal J. Kirk or any of his affiliates.

Under the terms of the proposed merger, Novitron, through a subsidiary, will acquire all of the outstanding capital stock of GPSI in exchange for 1,500,000 shares of Novitron common stock. GPSI’s stockholders will receive approximately 24 shares of Novitron common stock for each GPSI share.

The value of the transaction is approximately $6.9 million, based on the 4:00 PM price of Novitron common stock on November 15, 2002. The execution of a definitive merger agreement is subject to completion of due diligence by Novitron, the approval of the Boards of Directors of Novitron and GPSI, and the receipt by Novitron of a fairness opinion from its financial advisor that the merger is fair, from a financial point of view, to Novitron and the stockholders of Novitron, other than Mr. Kirk and his affiliates.

The press release announcing the Letter Of Intent, dated November 15,2002 is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 7. Financial Statements and Exhibits.

(a)(b) No financial statements or pro-forma financial information filed herein.

(c) Exhibits. The following Exhibits are filed as part of this Report:

Item No. Description

2.1	Letter of Intent, dated as of November 15, 2002, by and among Novitron International, Inc. and Group Practice Services, Inc.
99.1	Press Release, dated November 15, 2002, issued by Novitron International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Novitron International, Inc.

Date: November 15, 2002	/s/ Israel M. Stein MD

Israel M. Stein MD Chairman of the Board Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Letter of Intent, dated as of November 15, 2002, by and among Novitron International, Inc. and Group Practice Services, Inc.
99.1	Press Release, dated November 15, 2002, issued by Novitron International, Inc.